Beneficial Ownership Reporting Compliance

The registrant’s Trustees and certain officers, its investment adviser, certain affiliated persons of the investment adviser, and persons who beneficially own more than 10% of any class of outstanding securities of the registrant are required to file forms reporting their affiliation with the registrant and reports of ownership and changes in ownership of the registrant’s securities with the SEC.   Based on a review of these forms filed electronically with the SEC, the registrant has determined that the following forms were filed late: for the fiscal year ended March 31, 2026, Form 3 filed on February 25, 2026 by Vercelia Petty to report becoming a reporting person, Form 4 filed on November 18, 2025 by Vikas Kapoor to report a sale of shares.